UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2016

MABVAX THERAPEUTICS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-31265	93-0987903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11535 Sorrento Valley Rd., Suite 400
San Diego, CA 92121
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 259-9405

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE

ITEM 8.01	OTHER EVENTS

On November 14, 2016, MabVax Therapeutics Holdings, Inc. (the “Company”) issued a press release that reported on interim safety and imaging results from two phase I clinical trials in the Company’s HuMab-5B1 antibody development program. The press release is attached hereto as Exhibit 99.1.

The Company also announced that it would hold a conference call to discuss both the third quarter financial results and interim safety and imaging results from the two phase I clinical results at the following date and time:

When: November 14, 2016, 4:15 p.m. EST
Dial-in: (877) 407-8293 or (201) 689-8349
Conference ID: MabVax Therapeutics Third Quarter 2016 Conference Call
A replay of the conference call will be available for 2 weeks shortly after the call.  To access the replay, please dial 877-660-6853 or 201-612-7415.  Conference ID: 13649739.
The information in this report, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth in such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits.

The exhibit listed in the following Exhibit Index is furnished with this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Press release issued November 14, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MABVAX THERAPEUTICS HOLDINGS, INC.

Dated: November 14, 2016	By:	/s/ Gregory Hanson
Gregory Hanson
Chief Financial Officer